UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2006
AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30733	41-1978822

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10700 Bren Road West
Minnetonka, MN 55343
(Address of principal executive offices)
(952) 930-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by American Medical Systems Holdings, Inc. (“AMS Holdings”) on June 5, 2006 to provide certain financial information concerning AMS Holdings’ proposed acquisition of Laserscope.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial statements of the business acquired.
(1) The audited consolidated balance sheets of Laserscope, a California corporation (“Laserscope”), as of December 31, 2005 and 2004 and the consolidated statements of operations, consolidated statements of cash flows and consolidated statements of shareholders’ equity of Laserscope for each of the three fiscal years in the period ended December 31, 2005, and the independent registered public accounting firm’s report related thereto (incorporated by reference from Laserscope’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005).
(2) The unaudited condensed consolidated balance sheets as of March 31, 2006 and December 31, 2005 and the condensed consolidated statements of operations and condensed consolidated statements of cash flows for the three months ended March 31, 2006 and March 31, 2005 (incorporated by reference from Laserscope’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2006).
(b)	Unaudited Pro forma financial information.
     On June 5, 2006, AMS Holdings and Laserscope jointly announced that they, and Kermit Merger Corp., a California corporation and an indirect subsidiary of AMS Holdings (“Merger Sub”), had entered into an Agreement and Plan of Merger, dated as of June 3, 2005. Attached as exhibits are the following pro forma financial statements:
(1) Unaudited Pro Forma Combined Condensed Statements of Operations of AMS Holdings and Laserscope for the Year Ended December 31, 2005 and the Three Months Ended April 1, 2006.
(2) Unaudited Pro Forma Combined Condensed Balance Sheet of AMS Holdings and Laserscope as of April 1, 2006.
(3) Notes to Unaudited Pro Forma Combined Condensed Financial Information of AMS Holdings and Laserscope.
(d)	Exhibits.

Exhibit	Description

99.1	Audited consolidated balance sheets of Laserscope as of December 31, 2005 and 2004 and the consolidated statements of operations,

consolidated statements of cash flows and consolidated statements of shareholders’ equity of Laserscope for each of the three fiscal years in the period ended December 31, 2005, and the independent registered public accounting firm’s report related thereto (incorporated by reference from Laserscope’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005).

99.2	Unaudited condensed consolidated balance sheets as of March 31, 2006 and December 31, 2005 and the condensed consolidated statements of operations and condensed consolidated statements of cash flows for the three months ended March 31, 2006 and March 31, 2005 (incorporated by reference from Laserscope’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2006).

99.3	Unaudited Pro Forma Combined Condensed Statements of Operations of AMS Holdings and Laserscope for the Year Ended December 31, 2005 and the Three Months Ended April 1, 2006.

99.4	Unaudited Pro Forma Combined Condensed Balance Sheet of AMS Holdings and Laserscope as of April 1, 2006.

99.5	Notes to Unaudited Pro Forma Combined Condensed Financial Information of AMS Holdings and Laserscope.

99.6	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, related to the consolidated financial statements of Laserscope.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
By:	/s/ Carmen L. Diersen
Carmen L. Diersen
Executive Vice President and Chief Financial Officer

Dated: June 19, 2006

Exhibit Index

Exhibit
No.	Description	Method Of Filing

99.1	Audited consolidated balance sheets of Laserscope as of December 31, 2005 and 2004 and the consolidated statements of operations, consolidated statements of cash flows and consolidated statements of shareholders’ equity of Laserscope for each of the three fiscal years in the period ended December 31, 2005, and the independent registered public accounting firm’s report related thereto (incorporated by reference from Laserscope’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005).	Incorporated herein by reference.

99.2	The unaudited condensed consolidated balance sheets as of March 31, 2006 and December 31, 2005 and the condensed consolidated statements of operations and condensed consolidated statements of cash flows for the three months ended March 31, 2006 and March 31, 2005 (incorporated by reference from Laserscope’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2006).	Incorporated herein by reference.

99.3	Unaudited Pro Forma Combined Condensed Statements of Operations of AMS Holdings and Laserscope for the Year Ended December 31, 2005 and the Three Months Ended April 1, 2006.	Filed herewith electronically.

99.4	Unaudited Pro Forma Combined Condensed Balance Sheet of AMS Holdings and Laserscope as of April 1, 2006.	Filed herewith electronically.

99.5	Notes to Unaudited Pro Forma Combined Condensed Financial Information of AMS Holdings and Laserscope.	Filed herewith electronically.

99.6	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, related to the consolidated financial statements of Laserscope.	Filed herewith electronically.